UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2013
                                             ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2013

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TABLE OF CONTENTS
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013

Shareholder Letter..........................................................   1
Market Overview.............................................................   2
Performance Summary and Portfolio Components................................   4
Understanding Your Fund Expenses............................................   7
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  18
Statement of Operations.....................................................  19
Statements of Changes in Net Assets.........................................  20
Financial Highlights........................................................  21
Notes to Financial Statements...............................................  22
Additional Information......................................................  27



                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"), the sole series of the Trust, will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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 SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2013


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Variable Insurance Trust (the "Trust").

The report you hold contains detailed information about the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund") over the six months ended June 30, 2013. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

The six months covered by this report have been more positive for the U.S. markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 13.82% during the period, and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees and
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013

[PHOTO OMMITTED]      ROBERT F. CAREY, CFA
                      SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
                      FIRST TRUST ADVISORS L.P.

Mr. Carey has over 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC and WBBM Radio and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.


STATE OF THE ECONOMY/INVESTING

The Federal Reserve has maintained an accommodative monetary policy since September 2007, when it began lowering the federal funds target rate from 5.25% to 0.25%. The target rate has stood at 0.25% since December 2008. In addition to lowering the benchmark lending rate to nearly zero, the Federal Reserve also increased the size of its balance sheet of securities from approximately $800 billion in 2008 to $3.46 trillion on July 10, 2013. That is a tremendous amount of stimulus. While economic growth has been modest in this recovery relative to previous recoveries that produced GDP growth rates ranging from 4% to 6% for extended periods of time, on a calendar quarter basis, U.S. GDP growth has exceeded 2.0% (annualized) in 9 out of the past 15 quarters through Q1'13, according to data from the Bureau of Economic Analysis. The growth rate reached the 4.0% (annualized) level on two occasions. In our opinion, this recovery has lacked consistency due to a multitude of challenges, including too much government spending and an excessive regulatory climate, especially for small businesses.

One silver lining is that CEOs seem ready to act. A recent global survey of chief executives from PricewaterhouseCoopers LLP revealed that 97% of the 246 CEOs polled see innovation as the top priority for their companies today. Thirty-seven percent of CEOs think that they need to be directly involved in driving innovation within their businesses, while 34% think their role also includes being a "visionary." The findings from this survey are vastly different than three years ago when only 12% of CEOs were spearheading an innovation strategy. We believe this change in sentiment could bode well for equity investors moving forward.

EQUITIES

All of the major U.S. stock indices posted double-digit total returns in the first six months of 2013. The Dow Jones U.S. Total Market IndexSM posted a total return of 14.75%, according to Bloomberg. Dividend-paying stocks are still garnering a lot of attention from investors. Income-oriented (mixed) U.S. equity funds (open-end funds, closed-end funds and exchange-traded products) reported net cash inflows totaling $6.68 billion in the first half of 2013, up from $5.53 billion in the same period a year ago, according to Strategic Insight. Investors continued to funnel more capital into passive portfolios than into actively-managed portfolios. With respect to U.S. equity funds (open-end funds, closed-end funds and exchange-traded products), index funds took in a net $75.9 billion in the first half of 2013, compared to $34.8 billion for actively-managed funds. A year ago, those totals showed net inflows totaling $55.6 billion for index funds and net outflows totaling $33.4 billion for actively-managed funds.

The S&P Dow Jones Indices, which tracks approximately 10,000 U.S. traded stocks, announced that total stock dividend distributions (excludes special and extra one-time dividend payments) increased by a net $17.6 billion in Q2'13. In Q2'13, 591 companies increased their dividend payouts, up 17.0% over the 505 increases in Q2'12. The number of companies decreasing their dividend payouts rose from 37 in Q2'12 to 65 in Q2'13. In the first half of 2013, there were 1,535 dividend increases, up from 1,182 for the same period a year ago, and 204 decreases/suspensions, up from 68. The dividend payout rate, which has historically averaged 52%, remained at 36% in Q2'13. As we have previously noted, that implies that companies, on average, may have the ability to increase their payout rate moving forward.

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MARKET OVERVIEW (CONTINUED)
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013


BONDS

The mere suggestion by the Federal Reserve that it was contemplating paring back its current stimulus efforts ($85 billion in monthly bond-buying) at the end of Q2'13 sparked a sell-off in the Treasury market. While the Federal Reserve did not provide a specific timetable for when it may temper or terminate its aggressive easing of monetary policy, we believe that many investors read between the lines and determined that interest rates were not likely to fall any further. The yield on the 10-Year Treasury note rose 73 basis points to 2.49% in the first half of 2013, 18 basis points higher than its three-year average of 2.31%.

Despite the notable rise in interest rates, investors continued to direct capital into investment-grade corporate bond funds. Net inflows (open-end funds, closed-end funds and exchange-traded products) into Corporate High Quality and Corporate Bond (general) funds totaled $1.1 billion and $3.6 billion, respectively, in the first half of 2013, according to Strategic Insight. Investors poured a net $27.7 billion into Corporate Short Maturity funds.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2013 (UNAUDITED)

For the six months ended June 30, 2013, the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund") returned 4.46% versus 5.06% for the blended benchmark: 50% Russell 3000(R) Index and 50% Barclays U.S. Corporate Investment-Grade Index.

EQUITY INCOME COMMENTARY

For the first half of 2013, U.S. equity markets continued the late 2012 rally and the S&P 500(R) Index had its best first half since 1998. Despite a number of headwinds, stocks ended the first quarter at record highs as the U.S. economy continued to surprise investors. A hike in payroll taxes on January 1st and sequestration on March 1st were both shrugged off by the market as indecision in Washington has apparently become commonplace for investors. Improved unemployment, rising home prices and earnings above consensus led the markets higher in the first quarter. Domestic markets continued to benefit from foreign investment as the uncertain outlook in China and continued eurozone woes led investors to U.S. stocks. After a strong rally to start the second quarter, U.S. markets experienced their first 5% correction after Federal Reserve Chairman Ben Bernanke said that the central bank might "moderate" its pace of bond purchases later this year due to an improving economy. In addition to the Fed comments, a cash crunch in China likely added to investors' fears. Despite the headwinds, the U.S. market posted a positive return for the second quarter as housing and unemployment numbers continued to recover. Domestic markets remained a safe haven compared to their foreign counterparts, which traded lower as commodity-focused economies stagnated.

The equity portion of the Fund has a quarterly rebalance in early January, April, July and October. The Fund's objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. To accomplish this objective for the equity portion of the portfolio, the selection process is focused on dividend strength, capital strength and price stability. This process resulted in over-weight positions in Financials, Consumer Staples and Consumer Discretionary stocks, while Energy, Information Technology and Telecommunication Services were underweight.

Of the ten Global Industry Classification Standard sectors, six had positive total attribution effect (allocation effect combined with selection effect) and four had negative total attribution effect. Four sectors had positive selection effect: Information Technology, Materials, Consumer Staples and Utilities. Five sectors had negative selection effect: Financials, Consumer Discretionary, Health Care, Industrials and Energy. The Fund had no allocation to the Telecommunication Services sector, so it had no selection effect. The Fund had a positive allocation effect in nine of the ten sectors with Materials as the only detractor.

The Information Technology sector was the largest overall contributor to relative performance. The Fund was underweight the second worst-performing sector in the Russell 3000(R) Index, which led to positive allocation and selection effects. The Fund's relative performance for the sector was helped by the selection of CA, Inc., National Instruments Corp. and Jack Henry & Associates, Inc. Further, the Fund did not hold Apple, Inc., the worst-contributing stock in the Russell 3000(R) Index during the period.

The Financials sector was the biggest overall detractor from relative performance. The Fund was overweight the third best-performing sector in the Russell 3000(R) Index, which led to a positive allocation effect. However, the sector had a negative selection effect, which led to negative overall relative performance for the sector. The Fund's relative performance for the sector was most hindered by the selection of American Capital Agency Corp., CYS Investments, Inc. and Annaly Capital Management, Inc. Also augmenting the relative underperformance in the Financials sector of the portfolio was not holding Berkshire Hathaway, Inc., Class B, Wells Fargo & Co. and JPMorgan Chase & Co., the three top-contributing stocks in the Russell 3000(R) Index Financials sector.

Relative to the benchmark, the Fund lagged in the Health Care and Consumer Discretionary sectors, the two best-performing sectors in the Russell 3000(R) Index, respectively. In the Health Care sector, the Fund was underweight Johnson & Johnson and Bristol-Myers Squibb Co. Both securities outperformed the benchmark and detracted from the Fund's relative performance. In the Consumer Discretionary sector, the Fund was underweight Home Depot (The), Inc., which outperformed the benchmark and was overweight Garmin Ltd., which lagged the benchmark performance.

The Fund's top five contributors to performance were Assurant, Inc., Cracker Barrel Old Country Store. Inc., Axis Capital Holdings, Ltd., CA, Inc. and Microsoft Corp. The top detractors from performance were American Capital Agency Corp., Newmont Mining Corp., CYS Investments, Inc., Annaly Capital Management, Inc. and C.H. Robinson Worldwide, Inc.

As we look forward to the second half of 2013, we view equities as attractive relative to other asset classes, although valuations are not as compelling given the first-half gains. The U.S. continues to be the favored market as other developed markets are struggling to grow and emerging markets face slowing growth expectations. The portfolio remains consistent in the application of its strategy.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2013 (UNAUDITED)


BOND PORTFOLIO COMMENTARY

Going into 2013, investment-grade corporate bond investors enjoyed four consecutive years of above-average returns. Buoyed by declining interest rates and credit spreads recovering from the financial crisis, the four-year average annual return for the Barclays U.S. Corporate Investment-Grade Index was 11.3% at the end of 2012. That string of above-average performance changed direction in 2013. As of June 30, the total return on the Barclays U.S. Corporate Investment-Grade Index was negative over a six-month period for the first time since the end of 2008. The biggest factor was the effect from rising interest rates.

Midway through the second quarter, Treasury yields began to rise as investors reduced interest rate risk in response to improvement in the labor market, housing and retail sales. The Fed also acknowledged this improvement and suggested that the degree of monetary policy accommodation could be tapered sooner rather than later. Although this policy move, if implemented, will ultimately help to normalize the valuation of risk in markets, initially it was unwelcome news for many bond investors. According to data compiled by Morningstar, redemptions from intermediate-term bond funds alone totaled over $24 billion during June. The consequences of this selling pressure were not only higher interest rates but also wider credit spreads.

As of June 30, the yield on the benchmark 10-year Treasury was 2.5%, 75 basis points higher than it started the year. The option-adjusted spread for the Barclays U.S. Corporate Investment-Grade Index was 1.52%, 14 basis points wider during the period. Within the Index, shorter duration bonds outperformed, financial institutions had the best performance and the basics industry had the worst. Performance from lower-quality issuers generally exceeded higher quality but the variance was quite narrow.

The total return for the bond portion of the Fund was -3.9% (gross of fees) compared to -3.4% for the Barclays U.S. Corporate Investment-Grade Index. The portfolio's short duration posture was the factor giving the greatest lift to relative performance. Underweighting Industrials in favor of Financials was another positive factor. These positive factors were offset by selection effects and pricing differences between the benchmark and the Fund. Key holdings that contributed to performance were Comcast and Morgan Stanley. The credit spreads for these issuers narrowed considerably during the period and the Fund held overweights in both. On the downside, Newmont Mining and Pfizer were key holdings that lowered relative return. The large drop in gold prices hurt Newmont Mining while Pfizer lagged owing to disclosures that it is considering splitting itself into separate brand name pharmaceuticals and generics businesses.

Looking forward, we expect rising Treasury yields to continue to be the driver of total return in the bond portfolio. This is likely to lead to returns in the area of -1.0% to -2.0% over the second half of 2013. Even so, the backdrop for credit spreads is constructive owing to improving economic conditions and generally favorable balance sheet metrics. We say "generally favorable" because leverage has increased broadly in the non-financial segments as many companies have taken advantage of low rates to issue new debt and, in some cases, reward shareholders with the borrowed funds. Debt issuers will need to demonstrate top and bottom line growth to prevent further weakness in financial metrics.

------------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                          PERIOD ENDED JUNE 30, 2013

                                                                                                     1 YEAR          SINCE INCEPTION
                                                                                 SIX MONTH           ANNUAL           AVERAGE ANNUAL
                                                             INCEPTION DATE     TOTAL RETURN      TOTAL RETURN         TOTAL RETURN
First Trust/Dow Jones Dividend & Income Allocation Portfolio      5/1/12            4.46%             8.82%                7.71%
Blended Benchmark (a)                                                               5.06%            11.10%                8.75%
Barclays U.S. Corporate Investment-Grade Index (b)                                 (3.41)%            1.36%                2.34%
Russell 3000(R) Index (c)                                                          14.06%            21.47%               15.13%
------------------------------------------------------------------------------------------------------------------------------------

(a) The Blended Benchmark return is a 50/50 split between the Russell 3000(R) Index and the Barclays U.S. Corporate Investment-Grade Index returns.

(b) Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. This index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). This index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (This index reflects no deduction for fees, expenses or taxes.)

The return for the Fund does not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2013 (UNAUDITED)


----------------------------------------------------------------------------------------------------------------
                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          May 1, 2012 - June 30, 2013

            First Trust/Dow Jones
              Dividend & Income            Blended         Barclays U.S. Corporate              Russell 3000
             Allocation Portfolio         Benchmark        Investment-Grade Index                  Index
5/1/2012           $10,000                 $10,000                 $10,000                       $10,000
6/30/2012           10,020                   9,925                  10,000                        10,000
12/31/2012          10,459                  10,417                  10,636                        10,332
6/30/2013           10,904                  11,027                  10,273                        11,785
----------------------------------------------------------------------------------------------------------------


------------------------------------------------------
                                            % OF TOTAL
 TOP 10 ISSUERS                            INVESTMENTS
------------------------------------------------------
Goldman Sachs Group (The), Inc.                 1.8%
Bank of America Corp.                           1.6
Citigroup, Inc.                                 1.5
Altria Group, Inc.                              1.5
American International Group, Inc.              1.5
JPMorgan Chase & Co.                            1.5
Morgan Stanley                                  1.4
Capital One Financial Corp.                     1.3
Intel Corp.                                     1.3
MetLife, Inc.                                   1.3
----------------------------------------------------
     Total                                     14.7%
                                               =====


------------------------------------------------------
                                            % OF TOTAL
                                          FIXED-INCOME
 CREDIT QUALITY (1)                        INVESTMENTS
------------------------------------------------------
AAA                                             7.5%
AA+/AA1                                         0.8
AA/AA2                                          1.2
AA-/AA3                                         8.9
A+/A1                                          11.5
A/A2                                           19.0
A-/A3                                          24.2
BBB+/Baa1                                      15.3
BBB/Baa2                                       11.1
BBB-/Baa3                                       0.5
----------------------------------------------------
     Total                                    100.0%
                                              ======


------------------------------------------------------
                                            % OF TOTAL
 SECTOR                                    INVESTMENTS
------------------------------------------------------
Common Stocks:
  Financials                                   11.9%
  Consumer Discretionary                        9.5
  Information Technology                        8.2
  Industrials                                   7.0
  Health Care                                   5.9
  Consumer Staples                              5.7
  Materials                                     4.0
  Energy                                        1.4
  Utilities                                     1.0
----------------------------------------------------
Total Common Stocks                            54.6
Corporate Bonds & Notes                        42.2
U.S. Government Bonds & Notes                   3.2
                                              ------
     Total                                    100.0%
                                              ======


(1) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2013 (UNAUDITED)


As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2013.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                 HYPOTHETICAL
                                             ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                ------------------------------------------  -------------------------------------------------------
                                                               EXPENSES                                     EXPENSES
                                  BEGINNING       ENDING     PAID DURING       BEGINNING      ENDING      PAID DURING       ANNUAL-
                                   ACCOUNT       ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD          IZED
                                    VALUE         VALUE       1/1/2013 -         VALUE         VALUE       1/1/2013 -      EXPENSE
                                   1/1/2013     6/30/2013   6/30/2013 (a)       1/1/2013     6/30/2013    6/30/2013 (a)   RATIO (b)
                                --------------  ----------  --------------   --------------  ----------  --------------   ---------

First Trust/Dow Jones
  Dividend & Income
  Allocation Portfolio.......     $ 1,000.00    $ 1,044.60   $    6.08         $ 1,000.00    $ 1,018.84    $     6.01       1.20%


(a) Expenses are equal to the annualized expense ratio multiplied by the average account value over the period (January 1, 2013 through June 30, 2013), multiplied by 181/365 (to reflect the six-month period). Hypothetical expenses are assumed for the most recent fiscal half-year.

(b)  The expense ratio reflects an expense cap.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)


   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS - 53.7%

             AEROSPACE & DEFENSE - 1.6%
      2,819  Lockheed Martin Corp......................................................      $     305,749
      3,878  Northrop Grumman Corp.....................................................            321,098
      4,627  Raytheon Co...............................................................            305,937
      4,310  Rockwell Collins, Inc.....................................................            273,297
                                                                                             -------------
                                                                                                 1,206,081
                                                                                             -------------

             AIR FREIGHT & LOGISTICS - 0.3%
      4,576  CH Robinson Worldwide, Inc................................................            257,675
                                                                                             -------------

             BEVERAGES - 1.1%
      6,726  Coca-Cola (The) Co........................................................            269,780
      5,793  Dr. Pepper Snapple Group, Inc.............................................            266,073
      3,441  PepsiCo, Inc..............................................................            281,439
                                                                                             -------------
                                                                                                   817,292
                                                                                             -------------

             CAPITAL MARKETS - 1.3%
      7,542  Cohen & Steers, Inc.......................................................            256,277
      1,804  Franklin Resources, Inc...................................................            245,380
      9,429  SEI Investments Co........................................................            268,067
      3,635  T. Rowe Price Group, Inc..................................................            265,900
                                                                                             -------------
                                                                                                 1,035,624
                                                                                             -------------

             CHEMICALS - 2.2%
      3,124  Air Products & Chemicals, Inc.............................................            286,065
      2,745  Airgas, Inc...............................................................            262,038
      4,770  FMC Corp..................................................................            291,256
      6,554  Minerals Technologies, Inc................................................            270,942
      2,439  Praxair, Inc..............................................................            280,875
      3,503  Sigma-Aldrich Corp........................................................            281,501
                                                                                             -------------
                                                                                                 1,672,677
                                                                                             -------------

             COMMERCIAL BANKS - 1.5%
      5,353  Bank of Hawaii Corp.......................................................            269,363
      4,349  Cullen/Frost Bankers, Inc.................................................            290,383
      8,017  US Bancorp ...............................................................            289,814
      6,000  Westamerica Bancorporation ...............................................            274,140
                                                                                             -------------
                                                                                                 1,123,700
                                                                                             -------------

             COMMERCIAL SERVICES & SUPPLIES - 0.4%
     11,080  Rollins, Inc..............................................................            286,972
                                                                                             -------------

             COMMUNICATIONS EQUIPMENT - 1.0%
      5,870  Harris Corp...............................................................            289,097
      6,156  Plantronics, Inc..........................................................            270,372
      4,064  QUALCOMM, Inc.............................................................            248,229
                                                                                             -------------
                                                                                                   807,698
                                                                                             -------------

             CONTAINERS & PACKAGING - 1.0%
      4,742  Aptargroup, Inc...........................................................            261,806
      5,718  Ball Corp.................................................................            237,526


Page 8                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             CONTAINERS & PACKAGING (CONTINUED)
      6,061  Packaging Corp. of America ...............................................      $     296,746
                                                                                             -------------
                                                                                                   796,078
                                                                                             -------------

             DISTRIBUTORS - 0.3%
      3,489  Genuine Parts Co..........................................................            272,386
                                                                                             -------------

             ELECTRIC UTILITIES - 0.3%
      5,783  Cleco Corp................................................................            268,505
                                                                                             -------------

             ELECTRICAL EQUIPMENT - 0.7%
      6,275  AMETEK, Inc...............................................................            265,432
      2,136  Roper Industries, Inc.....................................................            265,334
                                                                                             -------------
                                                                                                   530,766
                                                                                             -------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.4%
      3,645  Amphenol Corp., Class A ..................................................            284,091
                                                                                             -------------

             FOOD & STAPLES RETAILING - 1.1%
      4,946  CVS Caremark Corp.........................................................            282,813
      7,733  Sysco Corp................................................................            264,159
      3,637  Wal-Mart Stores, Inc......................................................            270,920
                                                                                             -------------
                                                                                                   817,892
                                                                                             -------------

             FOOD PRODUCTS - 1.4%
      5,518  General Mills, Inc........................................................            267,788
      6,584  Hormel Foods Corp.........................................................            254,011
      3,533  Lancaster Colony Corp.....................................................            275,539
      3,698  McCormick & Co., Inc......................................................            260,191
                                                                                             -------------
                                                                                                 1,057,529
                                                                                             -------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
      3,744  Baxter International, Inc.................................................            259,347
      2,845  Becton, Dickinson & Co....................................................            281,171
      5,793  Medtronic, Inc............................................................            298,166
      6,537  STERIS Corp...............................................................            280,306
      4,169  Stryker Corp..............................................................            269,651
                                                                                             -------------
                                                                                                 1,388,641
                                                                                             -------------

             HEALTH CARE PROVIDERS & SERVICES - 2.6%
      5,288  AmerisourceBergen Corp....................................................            295,229
      6,536  Cardinal Health, Inc......................................................            308,499
      3,401  Chemed Corp...............................................................            246,335
      2,518  McKesson Corp.............................................................            288,311
      8,356  Owens & Minor, Inc........................................................            282,684
      4,818  Quest Diagnostics, Inc....................................................            292,115
      4,755  UnitedHealth Group, Inc...................................................            311,357
                                                                                             -------------
                                                                                                 2,024,530
                                                                                             -------------

             HOTELS, RESTAURANTS & LEISURE - 1.8%
      6,382  Bob Evans Farms, Inc......................................................            299,827
      3,365  Cracker Barrel Old Country Store, Inc.....................................            318,531


                       See Notes to Financial Statements                  Page 9

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             HOTELS, RESTAURANTS & LEISURE (CONTINUED)
      5,263  Darden Restaurants, Inc...................................................      $     265,676
      2,728  McDonald's Corp...........................................................            270,072
      3,783  Yum! Brands, Inc..........................................................            262,313
                                                                                             -------------
                                                                                                 1,416,419
                                                                                             -------------

             HOUSEHOLD DURABLES - 0.7%
      8,231  Garmin, Ltd...............................................................            297,633
      3,327  Tupperware Brands Corp....................................................            258,475
                                                                                             -------------
                                                                                                   556,108
                                                                                             -------------

             HOUSEHOLD PRODUCTS - 1.4%
      4,209  Church & Dwight Co., Inc..................................................            259,737
      4,610  Colgate-Palmolive Co......................................................            264,107
      2,777  Kimberly-Clark Corp.......................................................            269,758
      3,531  Procter & Gamble (The) Co.................................................            271,852
                                                                                             -------------
                                                                                                 1,065,454
                                                                                             -------------

             INDUSTRIAL CONGLOMERATES - 0.4%
      2,558  3M Co.....................................................................            279,717
                                                                                             -------------

             INSURANCE - 6.1%
      3,058  ACE, Ltd..................................................................            273,630
      2,933  Allied World Assurance Co. Holdings, AG ..................................            268,399
      5,742  American Financial Group, Inc.............................................            280,841
      7,852  Amtrust Financial Services, Inc...........................................            280,316
      6,045  Assurant, Inc.............................................................            307,751
      6,536  Axis Capital Holdings, Ltd................................................            299,218
      3,109  Chubb Corp................................................................            263,177
      6,471  HCC Insurance Holdings, Inc...............................................            278,965
     10,444  Montpelier Re Holdings, Ltd...............................................            261,204
      2,922  PartnerRe, Ltd............................................................            264,616
      4,874  Platinum Underwriters Holdings, Ltd.......................................            278,890
      2,958  RenaissanceRe Holdings, Ltd...............................................            256,725
      3,786  RLI Corp..................................................................            289,288
      4,550  Torchmark Corp............................................................            296,387
      3,231  Travelers (The) Cos., Inc.................................................            258,222
      7,279  Validus Holdings, Ltd.....................................................            262,918
      6,131  W.R. Berkley Corp.........................................................            250,513
                                                                                             -------------
                                                                                                 4,671,060
                                                                                             -------------

             IT SERVICES - 3.2%
      3,581  Accenture PLC, Class A ...................................................            257,689
      4,183  Automatic Data Processing, Inc............................................            288,041
      8,250  Heartland Payment Systems, Inc............................................            307,313
      1,275  International Business Machines Corp......................................            243,665
      5,887  Jack Henry & Associates, Inc..............................................            277,454
      3,401  MAXIMUS, Inc..............................................................            253,306
      7,760  Paychex, Inc..............................................................            283,395
     10,977  Total System Services, Inc................................................            268,717


Page 10                See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             IT SERVICES (CONTINUED)
      1,602  Visa, Inc.................................................................      $     292,766
                                                                                             -------------
                                                                                                 2,472,346
                                                                                             -------------

             LEISURE EQUIPMENT & PRODUCTS - 1.1%
      6,193  Hasbro, Inc...............................................................            277,632
      6,214  Mattel, Inc...............................................................            281,557
      2,940  Polaris Industries, Inc...................................................            279,300
                                                                                             -------------
                                                                                                   838,489
                                                                                             -------------

             LIFE SCIENCES TOOLS & SERVICES - 0.4%
      4,009  Techne Corp...............................................................            276,942
                                                                                             -------------

             MACHINERY - 2.1%
      5,193  CLARCOR, Inc..............................................................            271,126
      2,348  Cummins, Inc..............................................................            254,664
      7,517  Donaldson Co., Inc........................................................            268,056
      5,909  Toro (The) Co.............................................................            268,328
      1,731  Valmont Industries, Inc...................................................            247,689
      5,330  Wabtec Corp...............................................................            284,782
                                                                                             -------------
                                                                                                 1,594,645
                                                                                             -------------

             MEDIA - 0.8%
      4,228  Scripps Networks Interactive, Inc., Class A ..............................            282,261
      4,789  Walt Disney (The) Co......................................................            302,426
                                                                                             -------------
                                                                                                   584,687
                                                                                             -------------

             METALS & MINING - 0.2%
      6,495  Newmont Mining Corp.......................................................            194,525
                                                                                             -------------

             MULTI-UTILITIES - 0.7%
      7,922  Public Service Enterprise Group, Inc......................................            258,732
      6,343  Wisconsin Energy Corp.....................................................            260,000
                                                                                             -------------
                                                                                                   518,732
                                                                                             -------------

             MULTILINE RETAIL - 0.7%
      4,606  Family Dollar Stores, Inc.................................................            287,000
      3,974  Target Corp...............................................................            273,650
                                                                                             -------------
                                                                                                   560,650
                                                                                             -------------

             OIL, GAS & CONSUMABLE FUELS - 1.4%
      2,290  Chevron Corp..............................................................            270,999
      4,526  ConocoPhillips ...........................................................            273,823
      3,018  Exxon Mobil Corp..........................................................            272,676
      5,288  HollyFrontier Corp........................................................            226,221
                                                                                             -------------
                                                                                                 1,043,719
                                                                                             -------------

             PAPER & FOREST PRODUCTS - 0.5%
      7,023  Schweitzer-Mauduit International, Inc.....................................            350,307
                                                                                             -------------

             PHARMACEUTICALS - 1.0%
      4,790  Eli Lilly & Co............................................................            235,285
      3,337  Johnson & Johnson ........................................................            286,515


                       See Notes to Financial Statements                 Page 11

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             PHARMACEUTICALS (CONTINUED)
      9,426  Pfizer, Inc...............................................................      $     264,022
                                                                                             -------------
                                                                                                   785,822
                                                                                             -------------

             REAL ESTATE INVESTMENT TRUSTS - 2.8%
      8,297  American Capital Agency Corp..............................................            190,748
     17,119  Annaly Capital Management, Inc............................................            215,186
     12,253  Colony Financial, Inc.....................................................            243,712
     23,171  CYS Investments, Inc......................................................            213,405
      9,918  Hatteras Financial Corp...................................................            244,379
      4,158  National Health Investors, Inc............................................            248,898
      1,786  Public Storage ...........................................................            273,847
      4,558  Rayonier, Inc.............................................................            252,468
      9,800  Starwood Property Trust, Inc..............................................            242,550
                                                                                             -------------
                                                                                                 2,125,193
                                                                                             -------------

             ROAD & RAIL - 0.7%
      1,911  Union Pacific Corp........................................................            294,829
     11,269  Werner Enterprises, Inc...................................................            272,372
                                                                                             -------------
                                                                                                   567,201
                                                                                             -------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
      7,672  Altera Corp...............................................................            253,099
      5,852  Analog Devices, Inc.......................................................            263,691
     12,458  Intel Corp................................................................            301,733
      5,157  KLA-Tencor Corp...........................................................            287,400
      7,666  Texas Instruments, Inc....................................................            267,313
      7,127  Xilinx, Inc...............................................................            282,301
                                                                                             -------------
                                                                                                 1,655,537
                                                                                             -------------

             SOFTWARE - 1.2%
     10,803  CA, Inc...................................................................            309,290
      2,936  FactSet Research Systems, Inc.............................................            299,296
      9,509  Microsoft Corp............................................................            328,345
                                                                                             -------------
                                                                                                   936,931
                                                                                             -------------

             SPECIALTY RETAIL - 2.3%
      3,899  Home Depot (The), Inc.....................................................            302,056
      4,382  PetSmart, Inc.............................................................            293,550
      4,487  Ross Stores, Inc..........................................................            290,802
      5,819  TJX (The) Cos., Inc.......................................................            291,299
      2,614  Tractor Supply Co.........................................................            307,433
      5,280  Williams-Sonoma, Inc......................................................            295,099
                                                                                             -------------
                                                                                                 1,780,239
                                                                                             -------------

             TEXTILES, APPAREL & LUXURY GOODS - 1.6%
      5,441  Coach, Inc................................................................            310,627
      4,609  NIKE, Inc., Class B ......................................................            293,501
      1,607  Ralph Lauren Corp.........................................................            279,200
      1,620  VF Corp...................................................................            312,757
                                                                                             -------------
                                                                                                 1,196,085
                                                                                             -------------


Page 12                See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             TOBACCO - 0.7%
      7,911  Altria Group, Inc.........................................................      $     276,806
      6,114  Reynolds American, Inc....................................................            295,734
                                                                                             -------------
                                                                                                   572,540
                                                                                             -------------

             TRADING COMPANIES & DISTRIBUTORS - 0.8%
      6,046  Applied Industrial Technologies, Inc......................................            292,203
      1,209  W.W. Grainger, Inc........................................................            304,886
                                                                                             -------------
                                                                                                   597,089
                                                                                             -------------
             TOTAL COMMON STOCKS ......................................................         41,288,574
             (Cost $39,014,485)                                                              -------------


 PRINCIPAL                                                      STATED          STATED
   VALUE                        DESCRIPTION                     COUPON         MATURITY          VALUE
-----------  ---------------------------------------------   -------------   -------------   -------------
CORPORATE BONDS AND NOTES - 41.4%

             AEROSPACE & DEFENSE - 1.0%
$   250,000  United Technologies Corp.....................      1.80%          06/01/17            251,152
    400,000  United Technologies Corp.....................      3.10%          06/01/22            395,895
    100,000  United Technologies Corp.....................      4.50%          06/01/42             99,005
                                                                                             -------------
                                                                                                   746,052
                                                                                             -------------

             BEVERAGES - 1.8%
    500,000  Anheuser-Busch Inbev Worldwide, Inc..........      2.50%          07/15/22            467,730
    250,000  Coca-Cola (The) Co...........................      1.80%          09/01/16            255,270
    400,000  PepsiCo, Inc.................................      0.70%          02/26/16            397,191
    300,000  PepsiCo, Inc.................................      2.75%          03/01/23            284,447
                                                                                             -------------
                                                                                                 1,404,638
                                                                                             -------------

             BIOTECHNOLOGY - 0.6%
    450,000  Amgen, Inc...................................      2.30%          06/15/16            462,462
                                                                                             -------------

             CAPITAL MARKETS - 3.1%
    800,000  Goldman Sachs Group (The), Inc...............      6.15%          04/01/18            902,410
    450,000  Goldman Sachs Group (The), Inc...............      3.63%          01/22/23            431,405
    200,000  Morgan Stanley ..............................      4.10%          05/22/23            185,151
    500,000  Morgan Stanley ..............................      5.50%          07/28/21            534,786
    300,000  Morgan Stanley ..............................      6.38%          07/24/42            335,868
                                                                                             -------------
                                                                                                 2,389,620
                                                                                             -------------

             CHEMICALS - 0.9%
    250,000  Dow Chemical (The) Co........................      5.70%          05/15/18            285,356
    300,000  Dow Chemical (The) Co........................      8.55%          05/15/19            383,223
                                                                                             -------------
                                                                                                   668,579
                                                                                             -------------

             COMMERCIAL BANKS - 2.0%
    300,000  HSBC USA, Inc................................      2.38%          02/13/15            306,686
    400,000  Wachovia Bank, N.A. (a) .....................      0.60%          03/15/16            395,218
    600,000  Wells Fargo & Co.............................      1.50%          01/16/18            585,833
    250,000  Wells Fargo & Co.............................      1.50%          07/01/15            252,973
                                                                                             -------------
                                                                                                 1,540,710
                                                                                             -------------


                       See Notes to Financial Statements                 Page 13

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

 PRINCIPAL                                                      STATED          STATED
   VALUE                        DESCRIPTION                     COUPON         MATURITY          VALUE
-----------  ---------------------------------------------   -------------   -------------   -------------
 CORPORATE BONDS AND NOTES (CONTINUED)

             COMMUNICATIONS EQUIPMENT - 0.3%
$   250,000  Cisco Systems, Inc...........................      3.15%          03/14/17      $     264,152
                                                                                             -------------

             COMPUTERS & PERIPHERALS - 0.4%
    300,000  Apple, Inc...................................      1.00%          05/03/18            288,427
                                                                                             -------------

             CONSUMER FINANCE - 2.9%
    400,000  American Express Credit Corp.................      2.80%          09/19/16            415,608
  1,000,000  Capital One Financial Corp...................      1.00%          11/06/15            987,006
    800,000  Caterpillar Financial Services Corp..........      1.63%          06/01/17            795,701
                                                                                             -------------
                                                                                                 2,198,315
                                                                                             -------------

             DIVERSIFIED FINANCIAL SERVICES - 5.5%
    600,000  Bank of America Corp.........................      5.70%          01/24/22            667,169
    500,000  Bank of America Corp.........................      4.50%          04/01/15            524,684
    100,000  Citigroup, Inc...............................      6.13%          08/25/36             98,207
    500,000  Citigroup, Inc...............................      4.50%          01/14/22            521,837
    500,000  Citigroup, Inc...............................      4.45%          01/10/17            535,832
    250,000  General Electric Capital Corp................      2.30%          04/27/17            253,683
    450,000  General Electric Capital Corp................      6.75%          03/15/32            541,090
    350,000  JPMorgan Chase & Co..........................      6.40%          05/15/38            411,920
    300,000  JPMorgan Chase & Co. (a) ....................      0.94%          10/15/15            300,921
    400,000  JPMorgan Chase & Co..........................      1.80%          01/25/18            387,365
                                                                                             -------------
                                                                                                 4,242,708
                                                                                             -------------

             DIVERSIFIED TELECOMMUNICATION - SERVICES - 1.1%
    250,000  AT&T, Inc....................................      0.88%          02/13/15            250,231
    300,000  AT&T, Inc....................................      6.30%          01/15/38            334,620
    250,000  Verizon Communications, Inc..................      2.45%          11/01/22            227,139
                                                                                             -------------
                                                                                                   811,990
                                                                                             -------------

             ELECTRIC UTILITIES - 1.4%
    500,000  American Electric Power Co., Inc.............      1.65%          12/15/17            486,581
    300,000  Constellation Energy Group, Inc..............      4.55%          06/15/15            319,508
    250,000  MidAmerican Energy Co........................      5.30%          03/15/18            286,129
                                                                                             -------------
                                                                                                 1,092,218
                                                                                             -------------

             FOOD & STAPLES RETAILING - 0.9%
    300,000  Costco Wholesale Corp........................      0.65%          12/07/15            299,588
    350,000  Wal-Mart Stores, Inc.........................      5.63%          04/15/41            406,403
                                                                                             -------------
                                                                                                   705,991
                                                                                             -------------

             FOOD PRODUCTS - 0.3%
    200,000  Kraft Foods Group, Inc.......................      5.00%          06/04/42            203,315
                                                                                             -------------

             HEALTH CARE PROVIDERS & SERVICES - 0.5%
    200,000  UnitedHealth Group, Inc......................      1.63%          03/15/19            193,579
    200,000  UnitedHealth Group, Inc......................      0.85%          10/15/15            200,374
                                                                                             -------------
                                                                                                   393,953
                                                                                             -------------

             HOTELS, RESTAURANTS & LEISURE - 0.3%
    250,000  McDonald's Corp..............................      1.88%          05/29/19            246,647
                                                                                             -------------


Page 14                See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

 PRINCIPAL                                                      STATED          STATED
   VALUE                        DESCRIPTION                     COUPON         MATURITY          VALUE
-----------  ---------------------------------------------   -------------   -------------   -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             INSURANCE - 3.6%
$ 1,000,000  American International Group, Inc............      5.85%          01/16/18      $   1,126,676
    200,000  Berkshire Hathaway, Inc., Class B ...........      4.30%          05/15/43            182,377
    450,000  Berkshire Hathaway, Inc., Class B ...........      1.60%          05/15/17            448,527
    850,000  MetLife, Inc.................................      6.75%          06/01/16            973,506
                                                                                             -------------
                                                                                                 2,731,086
                                                                                             -------------

             INTERNET & CATALOG RETAIL - 0.6%
    500,000  Amazon.Com, Inc..............................      0.65%          11/27/15            498,727
                                                                                             -------------

             IT SERVICES - 0.7%
    250,000  International Business Machines Corp.........      1.95%          07/22/16            256,443
    300,000  International Business Machines Corp.........      1.25%          02/08/18            292,391
                                                                                             -------------
                                                                                                   548,834
                                                                                             -------------

             MEDIA - 0.6%
    500,000  Comcast Corp.................................      4.25%          01/15/33            479,963
                                                                                             -------------

             METALS & MINING - 1.3%
    500,000  Freeport-McMoRan Copper & Gold, Inc..........      1.40%          02/13/15            497,883
    500,000  Newmont Mining Corp..........................      5.13%          10/01/19            526,890
                                                                                             -------------
                                                                                                 1,024,773
                                                                                             -------------

             MULTI-UTILITIES - 0.7%
    450,000  Pacific Gas & Electric Co....................      6.05%          03/01/34            526,300
                                                                                             -------------

             MULTILINE RETAIL - 0.2%
    200,000  Target Corp..................................      4.00%          07/01/42            182,622
                                                                                             -------------

             OIL, GAS & CONSUMABLE FUELS - 2.7%
    200,000  ConocoPhillips Co............................      5.75%          02/01/19            234,577
    350,000  ConocoPhillips Co............................      2.40%          12/15/22            323,167
    800,000  Kinder Morgan Energy Partners L.P............      3.95%          09/01/22            790,682
    750,000  ONEOK Partners L.P...........................      2.00%          10/01/17            738,320
                                                                                             -------------
                                                                                                 2,086,746
                                                                                             -------------

             PHARMACEUTICALS - 1.7%
    200,000  Actavis, Inc.................................      1.88%          10/01/17            195,169
    250,000  Merck & Co., Inc.............................      2.25%          01/15/16            258,439
    250,000  Merck & Co., Inc.............................      6.50%          12/01/33            326,161
    415,000  Wyeth LLC ...................................      5.95%          04/01/37            488,575
                                                                                             -------------
                                                                                                 1,268,344
                                                                                             -------------

             REAL ESTATE INVESTMENT TRUSTS - 1.8%
    300,000  Boston Properties L.P........................      3.85%          02/01/23            295,193
    800,000  HCP, Inc.....................................      2.63%          02/01/20            750,560
    400,000  Simon Property Group L.P.....................      2.75%          02/01/23            367,953
                                                                                             -------------
                                                                                                 1,413,706
                                                                                             -------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
    200,000  Intel Corp...................................      4.25%          12/15/42            182,394


                       See Notes to Financial Statements                 Page 15

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


 PRINCIPAL                                                      STATED          STATED
   VALUE                        DESCRIPTION                     COUPON         MATURITY          VALUE
-----------  ---------------------------------------------   -------------   -------------   -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
                 (CONTINUED)
$   500,000  Intel Corp...................................      1.35%          12/15/17      $     489,836
                                                                                             -------------
                                                                                                   672,230
                                                                                             -------------

             SOFTWARE - 1.4%
    200,000  Microsoft Corp...............................      3.50%          11/15/42            171,896
    600,000  Oracle Corp..................................      2.50%          10/15/22            554,436
    350,000  Oracle Corp..................................      1.20%          10/15/17            340,280
                                                                                             -------------
                                                                                                 1,066,612
                                                                                             -------------

             SPECIALTY RETAIL - 0.4%
    300,000  Home Depot (The), Inc........................      5.40%          09/15/40            335,903
                                                                                             -------------

             TOBACCO - 1.8%
    550,000  Altria Group, Inc............................      2.85%          08/09/22            509,575
    400,000  Altria Group, Inc............................      4.25%          08/09/42            342,670
    550,000  Philip Morris International, Inc.............      1.13%          08/21/17            535,109
                                                                                             -------------
                                                                                                 1,387,354
                                                                                             -------------
             TOTAL CORPORATE BONDS AND NOTES ..........................................         31,882,977
             (Cost $33,296,386)                                                              -------------


 U.S. GOVERNMENT BONDS AND NOTES - 3.1%

    575,000  United States Treasury Bond .................      2.75%          11/15/42            495,893
    200,000  United States Treasury Bond .................      3.13%          02/15/43            186,734
    150,000  United States Treasury Note .................      0.63%          04/30/18            144,973
    400,000  United States Treasury Note .................      1.75%          05/15/23            374,656
    150,000  United States Treasury Note .................      0.25%          05/15/16            148,418
    450,000  United States Treasury Note .................      0.01%          05/31/18            442,301
    600,000  United States Treasury Note .................      0.50%          06/15/16            597,377
                                                                                             -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES ....................................          2,390,352
             (Cost $2,442,668)                                                               -------------


             TOTAL INVESTMENTS - 98.2% ................................................         75,561,903
             (Cost $74,753,539) (b)

             NET OTHER ASSETS AND LIABILITIES - 1.8% ..................................          1,400,298
                                                                                             -------------
             NET ASSETS - 100.0% ......................................................      $  76,962,201
                                                                                             =============

-----------------------------------
(a) Floating rate security. The interest rate shown reflects the rate in effect at June 30, 2013.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,693,511 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,885,147.


Page 16                See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2         LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE     UNOBSERVABLE
                                                         6/30/2013         PRICES           INPUTS          INPUTS
                                                       ------------    -------------    -------------    ------------
Common Stocks*.......................................  $ 41,288,574    $  41,288,574    $          --     $        --
Corporate Bonds and Notes*...........................    31,882,977               --       31,882,977              --
U.S. Government Bonds and Notes......................     2,390,352               --        2,390,352              --
                                                       ------------    -------------    -------------     -----------
TOTAL INVESTMENTS....................................  $ 75,561,903    $  41,288,574    $  34,273,329     $        --
                                                       ============    =============    =============     ===========

* See Portfolio of Investments for industry breakout.


All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between the Levels at June 30, 2013.


OPEN FUTURES CONTRACTS AT JUNE 30, 2013:
                                                                                                          UNREALIZED
                                                         NUMBER OF       EXPIRATION       NOTIONAL       APPRECIATION/
SHORT FUTURES CONTRACTS                                  CONTRACTS          MONTH           VALUE       (DEPRECIATION)
------------------------------------------------       ------------    --------------   -----------     --------------
U.S. Treasury 5-Year Notes                                   10        September 2013   $ 1,210,469     $     (8,852)
U.S. Treasury Bonds                                           2        September 2013       271,688              (67)
U.S. Treasury Bonds                                           5        September 2013       736,562           (4,011)
                                                                                        -----------     ------------
     Total Futures Contracts                                                            $ 2,218,719     $    (12,930)
                                                                                        ===========     ============



                       See Notes to Financial Statements                 Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2013 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $74,753,539)..........................................................................      $ 75,561,903
Cash...........................................................................................         7,953,185
Receivables:
   Interest....................................................................................           309,858
   Fund shares sold............................................................................           283,470
   Investment securities sold..................................................................            94,394
   Dividends...................................................................................            82,796
Prepaid expenses...............................................................................               121
                                                                                                     ------------
     Total Assets..............................................................................        84,285,727
                                                                                                     ------------
LIABILITIES:
Payables:
   Investment securities purchased.............................................................         7,119,956
   Custodian fees..............................................................................            76,513
   Administrative service fees.................................................................            33,070
   Fund shares redeemed........................................................................            29,757
   Audit and tax fees..........................................................................            17,714
   12b-1 service fees..........................................................................            14,466
   Administrative fees.........................................................................             7,053
   Variation margin............................................................................             6,883
   Licensing fees..............................................................................             5,119
   Printing fees...............................................................................             3,891
   Investment advisory fees....................................................................             3,869
   Transfer agent fees.........................................................................             1,510
   Commitment fees.............................................................................             1,381
   Legal fees..................................................................................             1,033
   Financial reporting fees....................................................................               771
   Trustees' fees and expenses.................................................................               103
Other liabilities..............................................................................               437
                                                                                                     ------------
     Total Liabilities.........................................................................         7,323,526
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 76,962,201
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 75,180,634
Accumulated net investment income (loss).......................................................           352,278
Accumulated net realized gain (loss) on investments............................................           633,855
Net unrealized appreciation (depreciation) on investments and futures..........................           795,434
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 76,962,201
                                                                                                     ============
NET ASSET VALUE, offering price and redemption price of Shares
     outstanding (Net Assets/Shares outstanding)...............................................      $      10.77
                                                                                                     ============
Number of Shares outstanding...................................................................         7,146,497
                                                                                                     ============


Page 18                See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $158).............................................      $    409,380
Interest.......................................................................................           277,808
Other..........................................................................................               172
                                                                                                     ------------
   Total investment income.....................................................................           687,360
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           167,542
Custodian fees.................................................................................           120,629
12b-1 service fees.............................................................................            69,809
Administrative service fees....................................................................            55,847
Administrative fees............................................................................            39,005
Legal fees.....................................................................................            26,729
Transfer agent fees............................................................................            14,562
Audit and tax fees.............................................................................            14,464
Printing fees..................................................................................            11,539
Trustees' fees and expenses....................................................................             9,068
Licensing fees.................................................................................             8,854
Financial reporting fees.......................................................................             4,625
Commitment fees................................................................................             1,381
Other..........................................................................................             1,147
                                                                                                     ------------
   Total expenses..............................................................................           545,201
   Fees waived or expenses reimbursed by the investment advisor................................          (210,119)
                                                                                                     ------------
Net expenses...................................................................................           335,082
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................           352,278
                                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:...................................................................
   Investments.................................................................................           634,088
   Futures.....................................................................................                --
                                                                                                     ------------
Net realized gain (loss).......................................................................           634,088
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................           631,623
   Futures.....................................................................................           (12,930)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................           618,693
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         1,252,781
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $  1,605,059
                                                                                                     ============


                       See Notes to Financial Statements                 Page 19

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                SIX MONTHS
                                                                                   ENDED                 PERIOD
                                                                                 6/30/2013               ENDED
                                                                                (UNAUDITED)          12/31/2012 (a)
                                                                                -----------          --------------
OPERATIONS:
Net investment income (loss)............................................      $     352,278          $     188,708
Net realized gain (loss)................................................            634,088                126,195
Net change in unrealized appreciation (depreciation)....................            618,693                176,741
                                                                              -------------          -------------
Net increase (decrease) in net assets resulting from operations.........          1,605,059                491,644
                                                                              -------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................................                 --               (188,708)
Net realized gain.......................................................                 --               (126,428)
Return of capital.......................................................                 --                (49,832)
                                                                              -------------          -------------
Total distributions to shareholders.....................................                 --               (364,968)
                                                                              -------------          -------------

CAPITAL TRANSACTIONS:
Proceeds from Shares sold...............................................         48,539,264             33,794,066
Proceeds from Shares reinvested.........................................                 --                364,968
Cost of Shares redeemed.................................................         (5,358,492)            (2,109,340)
                                                                              -------------          -------------
Net increase (decrease) in net assets resulting from capital transactions        43,180,772             32,049,694
                                                                              -------------          -------------
Total increase (decrease) in net assets.................................         44,785,831             32,176,370

NET ASSETS:
Beginning of period.....................................................         32,176,370                     --
                                                                              -------------          -------------
End of period...........................................................      $  76,962,201          $  32,176,370
                                                                              =============          =============
Accumulated net investment income (loss) at end of period...............      $     352,278          $          --
                                                                              =============          =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Shares at beginning of period...........................................          3,120,254                     --
Shares sold.............................................................          4,520,353              3,291,758
Shares redeemed.........................................................           (494,110)              (206,835)
Shares issued as reinvestment...........................................                 --                 35,331
                                                                              -------------          -------------
Shares at end of period.................................................          7,146,497              3,120,254
                                                                              =============          =============

-----------------------
(a) The Fund was seeded on April 12, 2012 and commenced operations on May 1,
    2012.


Page 20                See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    SIX MONTHS
                                                       ENDED          PERIOD
                                                     6/30/2013         ENDED
                                                    (UNAUDITED)   12/31/2012 (a)
                                                   ------------   --------------
 Net asset value, beginning of period              $     10.31      $    10.00
                                                   -----------      ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) (b)                         0.07            0.15
 Net realized and unrealized gain (loss)                  0.39            0.29
                                                   -----------      ----------
 Total from investment operations                         0.46            0.44
                                                   -----------      ----------
 DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
 Net investment income                                      --           (0.07)
 Net realized gain                                          --           (0.04)
 Return of capital                                          --           (0.02)
                                                   -----------      ----------
 Total distributions                                        --           (0.13)
                                                   -----------      ----------
 Net asset value, end of period                    $     10.77      $    10.31
                                                   ===========      ==========
 TOTAL RETURN (c) (d)                                     4.46%           4.38%
                                                   ===========      ==========

 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)              $    76,962      $   32,176
 Ratio of expenses to average net assets
    without fee waivers and expenses reimbursed           1.95% (e)       2.69% (e)
 Ratio of expenses to average net assets                  1.20% (e)       1.20% (e)
 Ratio of net investment income (loss)
    to average net assets                                 1.26% (e)       2.25% (e)
 Portfolio turnover rate                                    40%             34%


--------------------------------------------------
(a) The Fund was seeded on April 12, 2012 and commenced operations on May 1,
    2012.

(b) Per Share values have been calculated using the average share method.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods less than one year. The return for the Fund does not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall return above.

(d) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e) Annualized.


                       See Notes to Financial Statements                 Page 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2013 (UNAUDITED)


                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is a diversified open-end management investment company organized as a Massachusetts business trust on December 14, 2011, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of one series, First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"), which commenced investment operations on May 1, 2012. Shares of the Fund are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts (each a "Participating Insurance Company").

The Fund's investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment grade bonds. The Fund seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed income securities at the time of purchase. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend paying stocks included in the Dow Jones U.S. Total Stock Market Index(SM). First Trust Advisors L.P. ("First Trust") reserves the right to over-weight, under-weight or exclude certain securities from the Fund that would otherwise be selected pursuant to the quantitative process in certain instances.

The fixed-income component seeks to provide income and preserve capital through investing in a diversified investment grade bond portfolio. Investment grade bonds are those bonds rated "BBB-" or higher by Standard & Poor's Ratings Group or Fitch Ratings, Inc. or "Baa" or higher by Moody's Investors Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate bonds will be invested in: investment grade bonds included in the Dow Jones Equal Weighted U.S. Issued Corporate Bond Index(SM) (the "Bond Index"(1)) and other investment grade bonds of issuers whose securities are included in the Bond Index; and investment grade bonds of issuers included in the Dow Jones Industrial Index (the "Dow 30"). The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment grade corporate bonds and U.S. government bonds in lieu of investing directly in bonds.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each Share is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:
      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;



(1) Prior to April 30, 2013, the Dow Jones Equal Weighted U.S. Issued Corporate Bond Index(SM) was known as the Dow Jones Corporate Bond Index(SM).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2013 (UNAUDITED)


      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are valued at their closing bid prices.

      Exchange-traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Trust's Board of Trustees has designated First Trust to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    foreign currency exchange activity;
      4) the trading prices of financial products that are tied to baskets of foreign securities;
      5)    factors relating to the event that precipitated the pricing problem;
      6)    whether the event is likely to recur; and
      7) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

   o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
   o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
               o  Quoted prices for similar investments in active markets.
               o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
               o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
               o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
   o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2013 (UNAUDITED)


The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

The Fund may hold publicly-traded real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the REIT to the extent of the cost basis of such REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income, if any, are declared and paid annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by the Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the period ended December 31, 2012, was as follows:

DISTRIBUTIONS PAID FROM:
Ordinary income..........................................  $    313,025
Long-term capital gain...................................         2,111
Return of capital........................................        49,832

As of December 31, 2012, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income............................  $         --
Undistributed capital gains..............................            --
                                                           ------------
Total undistributed earnings.............................            --
Accumulated capital and other losses.....................            --
Net unrealized appreciation (depreciation)...............       176,508
                                                           ------------
Total accumulated earnings (losses)......................       176,508
Other....................................................            --
Paid-in capital..........................................    31,999,862
                                                           ------------
Net assets...............................................  $ 32,176,370
                                                           ============

D. INCOME TAXES:

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. The Fund intends to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2012, the Fund had no capital loss carryforward for federal income tax purposes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2013 (UNAUDITED)


The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of June 30, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES:

The Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Fund, its Account and the variable annuity and variable life insurance Contracts. The Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust on behalf of the Fund is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statement of Operations.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides the Fund with discretionary investment services and certain administrative services necessary for the management of the Fund. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.20% (the "Expense Cap") of its average daily net assets per year at least until May 1, 2014. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursements for the period ended June 30, 2013, and the expenses borne by First Trust subject to recovery from the Fund at June 30, 2013, are as follows:

                                                               EXPENSES SUBJECT TO RECOVERY
                                                 ---------------------------------------------------------
      ADVISORY FEE             EXPENSE             PERIOD ENDED         SIX MONTHS ENDED
         WAIVER             REIMBURSEMENT        DECEMBER 31, 2012        JUNE 30, 2013          TOTAL
      ------------          -------------        -----------------      ----------------     ------------
      $    167,542          $     42,577           $    125,220           $    210,119       $    335,339

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2013 (UNAUDITED)


                             4. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Shares of the Fund will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the selling agent and distributor of Shares of the Fund. In this capacity, FTP manages the offering of the Fund's Shares and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate each Participating Insurance Company for providing account services to policy owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. The Fund may spend up to 0.25% per year of the average daily net assets of its Shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of the Fund's Shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of the Fund's Shares, certain other expenses associated with the servicing of Shares of the Fund, and any service-related expenses that may be authorized from time to time by the Board of Trustees.

During the period ended June 30, 2013, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board of Trustees and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2013, were $64,959,747 and $21,888,768, respectively.

                                 6. BORROWINGS

Effective March 28, 2013, the Trust and First Trust Series Fund have entered into a $20 million Committed Line of Credit ("Line of Credit") with the Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by Scotia, which First Trust will allocate amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the Line of Credit, there would also be an interest fee charged.

                               7. INDEMNIFICATION

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective July 30, 2013, First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV, with the exception of First Trust North American Energy Infrastructure Fund, entered into the Line of Credit with Scotia. At the same time the Line of Credit was increased from $20 million to $50 million.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM). Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL,

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2013 (UNAUDITED)


PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other regulatory filings.

EQUITY SECURITIES RISK: There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Fund could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Fund invests could go down.

SMALLER COMPANY RISK: The Fund invests in small and/or mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

FIXED INCOME SECURITIES RISK: Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Fund may not be able to sell some or all of the securities its holds, either at the price at which it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Fund may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Fund may decline due to an increase in market interest rates (interest rate risk).

MARKET AND MANAGEMENT RISK: Markets in which the Fund invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by the Advisor require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by the Advisor in making investment decisions for the Fund may not produce the desired results.

ETF RISK: ETFs in which the Fund may invest are index funds bought and sold on a securities exchange. An ETF trades like a common stock and represents a portfolio of securities designed to track a particular market index. The ETFs in which the Fund may invest will generally track a corporate or government bond index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

MORTGAGE-BACKED SECURITIES AND PREPAYMENT RISK: Unscheduled or early payments of principal and interest on the mortgages underlying mortgage-backed securities in which the Fund may invest may make the securities' effective maturity shorter than stated. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-backed securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline.

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               First Trust Variable Insurance Trust
                ----------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date   August 9, 2013
      -----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date   August 9, 2013
      -----------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date   August 9, 2013
      -----------------------

* Print the name and title of each signing officer under his or her signature.